SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2003 (May 12, 2003)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or other jurisdiction of	(Commission File	(I.R.S. Identification
incorporation)	Number)	Number)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 263-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     Corrections Corporation of America, a Maryland corporation (the “Company”), announced today that in connection with its solicitation of proxies for its 2003 Annual Meeting of Stockholders scheduled to be held on Thursday, May 15, 2003, it has confirmed its philosophy and intentions with respect to certain equity compensation matters as described in the press release attached hereto as Exhibit 99.1. The confirmations referenced in the attached press release were made to the Company’s security holder on May 12, 2003.

Item 7. Financial Statements and Exhibits.

     (c)  The following exhibit is filed as part of this Current Report:

Exhibit
Number	Description of Exhibits

99.1	Corrections Corporation of America press release dated May 12, 2003.

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2003	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ Irving E. Lingo, Jr.
	Its:	Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Corrections Corporation of America Press Release dated May 12, 2003.